Summary Prospectus April 28, 2026
Virtus Westchester Credit Event Fund

A: WCFRX	I: WCFIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated April 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund’s investment objective is to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 41 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	0.39%	0.41%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.01%	0.01%
Remaining Other Expenses	0.38%	0.40%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)	1.66%	1.43%

(a)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$709	$1,045	$1,403	$2,407
Class I	Sold or Held	$146	$452	$782	$1,713

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the subadviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities. The fund seeks to make investments that the subadviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the subadviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the fund’s principal investment strategies, the fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the fund.

The subadviser seeks to invest in attractive credit-event related opportunities of any kind. Accordingly, the fund may invest in foreign issuers and securities without limit. Also, the fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the fund’s weighted average duration, the subadviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the subadviser believes there are sufficient attractive investment opportunities, the subadviser may make investments that involve the use of investment leverage. The fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the subadviser may use on behalf of the fund are the following strategies. The fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the fund’s assets that may be invested in any single type of strategy or investment.

▪ Special Situations Strategy: The fund may invest in the securities of issuers based upon the expectation of the subadviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the fund may seek to use such strategies independently.

▪ Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the fund established its positions.

▪ Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

▪ Distressed/Restructuring Strategies: The fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

▪ Options Strategies: The fund may sell or buy call or put options on its portfolio securities. The fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group. The subadviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the fund’s portfolio securities may occur at any time or not at all. The subadviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes. The fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the subadviser may buy put options and sell call options against a long stock position.

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▪ Merger-Arbitrage Strategy: The fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. The success of the merger-arbitrage strategy depends on, among other things, the subadviser’s correct evaluation of the outcome of the event-driven opportunity because the subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization. The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

▪ Investments in SPACs: The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the fund that may be invested in SPACs and, at times, the fund has had as much as half or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the fund’s allocation to different investment strategies and investment types changes over time, the fund may continue to have a significant percentage of its assets invested in SPACs.

▪ Other Strategies: In addition to the above principal investment strategies, the fund’s subadviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again. The fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the fund’s subadviser will largely depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The fund may also invest in other investment companies and exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser or its affiliate. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the fund’s cash position, or obtaining credit exposure to other event-driven strategies when the subadviser determines there are insufficient attractive credit-event related investment opportunities.

▪ The fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies. For example, the fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes. The fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes.

▪ The fund may also loan portfolio securities to earn income.

▪ Although there are no constraints on the number of credit event opportunities to which the fund may have exposure, under normal circumstances the fund expects to have exposure to between 30 to 80 credit event-related opportunities. The fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below. Although all of the following are principal risks of investing in the fund and could adversely affect the fund’s net asset value (“NAV”) and performance, an investment in the fund is particularly subject to Merger-Arbitrage and Event-Driven Risk.

> Merger-Arbitrage and Event-Driven Risk: Merger-arbitrage and event-driven investing involves the risk that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

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> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Short Sales Risk: Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Portfolio Turnover Risk: The frequency of the fund’s transactions will vary from year to year, though event-driven portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Hedging Transactions Risk: The subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

> High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”) Risk: Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Special Purpose Acquisition Companies Risk: The fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Distressed Securities Risk: Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

> Exchange-Traded Funds (ETFs) Risk: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

> Large Shareholder Risk: Certain account holders, including funds or accounts over which a fund's adviser or subadviser (or one of their affiliates) has investment discretion, may from time to time own or control a significant percentage of the fund’s shares. The fund is subject to the risk that a redemption by large shareholders of all or a portion of their fund shares or a purchase of fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the adviser or subadviser (or one of their affiliates), will adversely affect the fund’s performance if it is forced to sell portfolio securities or invest cash when the fund’s subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the fund. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and/or lead to the liquidation of the fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle.

> Legal and Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the

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U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the fund’s ability to use derivative and other instruments and that may require the fund to change how it has been managed historically. The fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Limited Voting Rights Risk: Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Management Risk: The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

> Mutual Fund Investing Risk: The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Options Risk: When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the fund may earn premiums from writing call options. For shareholders who hold fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and the ICE BofA US Treasury Bill 3 Month Index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q4:	13.61%	Worst Quarter:	2020, Q1:	-15.39%	Year to Date (3/31/2026):	-0.52%

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Average Annual Total Returns (for the periods ended 12/31/25)

			Since
			Inception
Class	1 Year	5 Years	(12/29/2017)
Class I Shares
Return Before Taxes	4.54%	4.65%	5.99%
Return After Taxes on Distributions	2.20%	2.16%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	2.50%	3.86%
Class A Shares
Return Before Taxes	-1.37%	3.18%	5.01%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.74%
ICE BofA US Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.58%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis, is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA”).

Westchester Capital Management, LLC (“Westchester Capital Management”), an affiliate of VIA, is the subadviser to the fund.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Roy D. Behren, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Behren has served as co-portfolio manager of the fund since the fund’s inception in 2017.

> Michael T. Shannon, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Shannon has served as co-portfolio manager of the fund since the fund’s inception in 2017.

> Steven Tan, Director of Credit Research and Senior Equity Analyst of Westchester Capital Management. Mr. Tan has served as co-portfolio manager of the fund since the fund’s inception in 2017.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

7088	4-26